Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rise Gold Corp., (the "Company") on Form 10-K for the year ended July 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Mullin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1. this report fully complies with the requirements of Sections 13(a) or 15(d) of the Exchange Act, and

2. the information contained in this report fairly presents, in all material respects, the registrant's financial condition and results of operations of the registrant.

Date: October 29, 2024

By: /s/ Joseph Mullin

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Name: Joseph Mullin

Title: Chief Executive Officer